Filed pursuant to Rule 497(e)

Registration No. 333-07305

FRONTIER FUNDS, INC.

Frontier MFG Core Infrastructure Fund (the “Fund”)

Institutional Class Shares (FMGIX)

Service Class Shares (FCIVX)

Supplement dated February 1, 2017, to the Statement of Additional Information (“SAI”)
dated October 31, 2016

Effective January 1, 2017, Dennis Eagar stepped down from his portfolio management responsibilities at MFG Asset Management (“MFG”), the Fund’s subadviser, and is no longer a portfolio manager of the Fund.  Accordingly, all references to Mr. Eagar in the SAI are hereby removed.  Mr. Gerald Stack continues to serve as a portfolio manager of the Fund.  Effective January 1, 2017, Mr. Ben McVicar, a portfolio manager of MFG, assumed the position of portfolio manager of the Fund.  The Fund’s SAI is revised as follows:

The table under “Portfolio Managers – Other Accounts Managed by Portfolio Managers of the Funds” on page B-38 of the SAI is supplemented with the following information regarding other accounts managed as of December 31, 2016.

	Other Registered Investment Companies Managed by Portfolio Manager		Other Pooled Investment Vehicles Managed by Portfolio Manager				Other Accounts Managed by Portfolio Manager
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number with Performance– Based Fees	Total Assets of Pooled Investment Vehicles with Performance– Based Fees	Number	Total Assets	Number with Performance-Based Fees	Total Assets of Accounts with Performance– Based Fees

MFG Core Infrastructure Fund
MFG Asset Management
Ben McVicar	0	$0	1	$164 million	0	$0	3	$501 million	0	$0

The table under “Portfolio Managers – Ownership of Fund Shares by Portfolio
Managers” on page B-41 of the SAI is revised to add the following information:

Fund/Portfolio Manager	Dollar Range of Shares Owned as of June 30, 2016
MFG Core Infrastructure Fund
Ben McVicar	NONE

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE